                                                                     Exhibit 4.1


                          CRITICAL THERAPEUTICS, INC.


                                                    CUSIP  22674T  10  5
INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE SATE OF DELAWARE


THIS CERTIFIES THAT





is the owner of


             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         $.001 PAR VALUE PER SHARE, OF
                          CRITICAL THERAPEUTICS, INC.

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and all of the provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Corporation, as amended from time to time, to which the holder by the acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

         /s/ Trevor Phillips                     /s/ Paul Rubin
   Chief Operating Officer and Secretary   President and Chief Executive Officer

[STATE SEAL]

Countersigned and Registered:
MELLON INVESTOR SERVICES LLC
                            Transfer Agent
                             and Registrar

By
                      Authorized Signature


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      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM  - as tenants in common
      TEN ENT  - as tenants by the entireties
      JT WROS  - as joint tenants with right of
                 survivorship and not as tenants
                 in common

  UNIF GIFT MIN ACT- ____________ Custodian ______________
                        (Cust)                  (Minor)
                     under Uniform Gifts to Minors
                     Act _____________
                            (State)

     Additional abbreviations may also be used though not in the above list.

      For value received,____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_________________________

________________________________________________________________________________


________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________ Shares of Common Stock

represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

Dated, __________________________________


                           _____________________________________________________
                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:


___________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.